UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2025

Jade Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40544	83-1377888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent St., Building 23
Suite 105
Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 312-3013

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	JBIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On December 13, 2025, Jade Biosciences, Inc. (“Jade” or the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchaser named therein (the “Purchaser”), for the private placement (the “Private Placement”) of 3,214,286 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price of $14.00 per Share. The aggregate gross proceeds from the Private Placement are expected to be approximately $45 million, before deducting offering expenses. The Private Placement is expected to close on December 16, 2025 (the “Closing”), subject to customary closing conditions. The Private Placement is being conducted in accordance with applicable Nasdaq rules.

The Company intends to use the net proceeds from the Private Placement to fund research and development, general corporate expenses and working capital needs.

Also on December 13, 2025, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchaser, which provides that the Company will register the resale of the Shares. The Company is required to prepare and file a registration statement with the Securities and Exchange Commission (or amend any existing registration statement) no later than 45 days following the Closing, and to use its reasonable best efforts to have the registration statement declared effective 75 days thereafter, subject to certain exceptions and specified penalties if timely effectiveness is not achieved.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Purchaser, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Purchaser represented that it was an accredited investor or qualified institutional buyer within the meaning of rules promulgated under the Securities Act and were acquiring the securities for investment only and with no present intention of distributing any of such securities or any arrangement or understanding regarding the distribution thereof. The securities were offered without any general solicitation by the Company or its representatives. The securities sold and issued in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

The foregoing description of the Purchase Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

On December 15, 2025, the Company issued a press release announcing the Private Placement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1†	Securities Purchase Agreement, dated December 13, 2025, by and between Jade Biosciences, Inc. and the purchaser party thereto

10.2†	Registration Rights Agreement, dated December 13, 2025, by and between Jade Biosciences, Inc. and the purchaser party thereto

99.1	Press Release, dated December 15, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission..

Forward-Looking Statements

Jade cautions you that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or continue” and similar expressions, are intended to identify forward-looking statements. The forward-looking statements are based on our current beliefs and expectations and include, but are not limited to, statements regarding: the expected proceeds, completion and timing of the Private Placement and the anticipated use of proceeds therefrom. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in our business, including, without limitation: the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the Private Placement and other risks described in our prior press releases and filings with the SEC, including under the heading “Risk Factors” in our annual report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jade Biosciences, Inc.

Date: December 15, 2025	By:	/s/ Bradford Dahms
	Name:	Bradford Dahms
	Title:	Chief Financial Officer